Filed pursuant to Rule 497

Registration No. 333-193308

Rule 482 ad

GOLUB CAPITAL BDC, INC. PRICES PUBLIC OFFERING OF 1,750,000 SHARES OF COMMON STOCK

CHICAGO, IL, August 15, 2016— Golub Capital BDC, Inc. (the “Company”), a business development company (NASDAQ: GBDC), announced that it has priced an underwritten, public offering of 1,750,000 shares of its common stock at a public offering price of $18.35 per share. Wells Fargo Securities (the “underwriter”) is acting as the sole book-running manager for the offering. The offering of the shares will be made under the Company’s shelf registration statement, which was filed with, and declared effective by, the Securities and Exchange Commission.

The offering is expected to close on August 19, 2016, subject to customary closing conditions. The Company has also granted the underwriter an option to purchase up to an additional 262,500 shares of common stock.

The Company intends to use the net proceeds from the offering to invest in portfolio companies in accordance with its investment objective and strategies and for general corporate purposes. The Company will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses relating to potential new investments, from the net proceeds of the offering. A portion of the net proceeds from the offering may be utilized to capitalize Senior Loan Fund LLC, an unconsolidated Delaware limited liability company that invests primarily in senior secured loans of middle-market companies and is co-managed by the Company and RGA Reinsurance Company. A portion of the net proceeds from the offering may also be used to capitalize GC SBIC V, L.P., the Company’s wholly-owned subsidiary, following which the Company expects GC SBIC V, L.P. to issue debentures and make investments in accordance with the Company’s investment strategy. The Company may also use a portion of the net proceeds from the offering to repay amounts outstanding under its credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing.  The preliminary prospectus supplement dated August 15, 2016 and the accompanying prospectus dated April 13, 2016, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Wells Fargo Securities, Attn: Equity Syndicate, 375 Park Avenue, 4th Floor, New York, New York 10152, or by e-mailing cmclientsupport@wellsfargo.com or calling (800) 326-5897.

ABOUT GOLUB CAPITAL BDC, INC.

Golub Capital BDC, Inc. (“Golub Capital BDC”) is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Golub Capital BDC invests primarily in senior secured and one stop loans of U.S. middle-market companies that are often sponsored by private equity investors. Golub Capital BDC’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital is a nationally recognized credit asset manager with over $18 billion of capital under management. The firm has an award-winning middle market lending business. Golub Capital has three highly complementary business lines led by experienced teams of credit professionals: Middle Market Lending, Late Stage Lending and Broadly Syndicated Loans. Golub Capital’s lending offices are located in Chicago, New York and San Francisco.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. Golub Capital BDC, Inc. undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Ross Teune

312-284-0111

rteune@golubcapital.com

Source: Golub Capital BDC, Inc.